UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21918
                                                     ---------

                        Oppenheimer Absolute Return Fund
                        --------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                         Date of fiscal year end: MAY 31
                                                  ------

                     Date of reporting period: May 31, 2008
                                               ------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

  MAY 31, 2008

--------------------------------------------------------------------------------

       Oppenheimer                                               Management
       Absolute                                                 Commentaries
       Return Fund                                                   and
                                                                Annual Report

--------------------------------------------------------------------------------

       MANAGEMENT COMMENTARIES

              Listing of Top Holdings

       ANNUAL REPORT

              Fund Performance Discussion

              Listing of Investments

              Financial Statements

                                                         [OPPENHEIMERFUNDS LOGO]

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP TEN COMMON STOCK INDUSTRIES
-------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                         6.6%
-------------------------------------------------------------------------
Metals & Mining                                                     2.6
-------------------------------------------------------------------------
Insurance                                                           2.2
-------------------------------------------------------------------------
Diversified Telecommunication Services                              2.1
-------------------------------------------------------------------------
Commercial Banks                                                    1.8
-------------------------------------------------------------------------
Energy Equipment & Services                                         1.6
-------------------------------------------------------------------------
Multi-Utilities                                                     1.3
-------------------------------------------------------------------------
Media                                                               1.2
-------------------------------------------------------------------------
Chemicals                                                           1.1
-------------------------------------------------------------------------
Tobacco                                                             1.1

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2008, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
-------------------------------------------------------------------------
Telstra Corp. Ltd.                                                  0.4%
-------------------------------------------------------------------------
Fertilizantes Fosfatados SA                                         0.4
-------------------------------------------------------------------------
Companhia de Saneamento Basico do Estado de Sao Paulo               0.3
-------------------------------------------------------------------------
Fording Canadian Coal Trust                                         0.3
-------------------------------------------------------------------------
Teco Energy, Inc.                                                   0.3
-------------------------------------------------------------------------
PartyGaming plc                                                     0.3
-------------------------------------------------------------------------
CONSOL Energy, Inc.                                                 0.3
-------------------------------------------------------------------------
Hess Corp.                                                          0.3
-------------------------------------------------------------------------
Souza Cruz SA                                                       0.3
-------------------------------------------------------------------------
Research In Motion Ltd.                                             0.3

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2008, and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

                      6 | OPPENHEIMER ABSOLUTE RETURN FUND

PORTFOLIO ALLOCATION

[PIE CHART]

Investment Company       50.1%
Stocks                   35.5
Structured Securities    12.0
Cash Equivalents          2.4

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2008, and are based on the total market value of investments.

                      7 | OPPENHEIMER ABSOLUTE RETURN FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED MAY 31, 2008, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE. Over the twelve month period ended May 31, 2008, the Fund's Class A shares (without sales charge) returned 2.83%. In comparison, the London Inter-Bank Offered Rate (LIBOR) returned 5.15%. 2 While the Fund did not beat LIBOR, the short-term interest rate that banks charge to lend to each other, it did however look impressive versus returns from equity markets as the S&P 500 Index lost -6.70% in this period. On the other hand, the Lehman Brothers Aggregate Bond Index returned 6.89% during the reporting period and the Lehman Brothers Global Aggregate Index returned 12.30%.

      Nearly all of our strategies helped bring positive returns to the Fund over the reporting period. Here are key contributors and detractors by strategy category:

EQUITY STRATEGIES: Our market neutral U.S. stock selection strategy returned approximately 9.42% while our market neutral equity sector strategy returned approximately 18.31%. Both strategies benefitted from their holdings of energy-related companies. On the other hand, our ability to run a similar strategy within foreign country equity markets including Japan, U.K., Germany, Canada, Australia, Brazil, Korea, was not as successful. In the aggregate, our market neutral strategies across non-U.S. markets yielded a return of approximately -4.36%.

BOND STRATEGIES: Our relative value strategy of trading interest rate swaps across numerous government swap markets posted a negative return of approximately -5.02% and therefore detracted from overall Fund return. The strategy experienced difficulties identifying government swap markets to opportunistically short.

CURRENCY STRATEGIES: Our foreign exchange market (FX) carry strategy -- buying currencies with high yielding interest rates while hedging it with currencies with low yielding interest rates -- returned approximately 3.76% over the 12-month period. We were pleased with this return given the volatility of the high yielding currencies during the months of August 2007 and most recently, January through March of 2008. In addition, one of the better contributors to returns for the Fund was our strategy of earning income from selling options on currencies that were trading at high levels of implied option volatility.

2. The LIBOR return is computed from prevailing 3-month U.S. LIBOR rates at constant maturity.

                      8 | OPPENHEIMER ABSOLUTE RETURN FUND

OTHER STRATEGIES: Our holdings of insurance-linked securities also contributed to returns. This sector returned approximately 11.80% over the 12-month reporting period as the catastrophe (CAT) bond market did not experience any draw-down of principal from a natural peril event trigger. On the tactical asset allocation side, our strategy of trading key government bonds -- Treasuries, Bunds (the German equivalent to U.S. Treasury securities), Gilts (the U.K. equivalent of U.S. Treasury securities), and Japanese Government Bonds (JGBs) -- and major equity indices through the futures markets were helpful but our strategy of trading currencies to tactically manage the Fund's currency exposure did not pan out as well as expectations.

      The core set of investment strategies of the Fund include:

EQUITY STRATEGIES: The Fund primarily owns common stocks of U.S. and foreign companies with large market capitalization. The Fund also holds equity index futures and currency forwards to hedge the equity and currency risk exposure. The positions enable the Fund to capture relative performance between the stocks and the market indices.

BOND STRATEGIES: The Fund owns a combination of interest rate swaps and money market instruments. These positions enable the Fund to capture relative performance among government interest rate instruments.

CURRENCY STRATEGIES: The Fund owns a combination of currency forwards and money market instruments. These positions enable the Fund to capture relative performance sourced from different foreign money market instruments and currencies.

OTHER STRATEGIES: The Fund owns insurance-linked bonds and holds total return swaps linked to equity sector country equity indices. Additionally, the Fund opportunistically invests in options to express views on the market's prices on implied volatility of assets.

TACTICAL ASSET ALLOCATION STRATEGIES: The Fund also manages the level of derivative instruments to opportunistically take advantage of major market moves in equities, bonds, and currencies.

      We will continue to seek total return by adhering to our theme of multi-strategy, market neutral investing and allocating capital to different investment strategies involving stocks, bonds, and derivative instruments. Employing different strategies brings about a diversification effect that enables the Fund to pursue the objective of producing stable returns with low correlation with major asset markets, including equities, bonds, and currencies. The Fund will continue to use proprietary quantitative models to determine the selection and allocation of the securities in the portfolio and employ the use of derivative instruments and securities shorting.

                      9 | OPPENHEIMER ABSOLUTE RETURN FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in Class A shares of the Fund held until May 31, 2008. In the case of Class A shares, performance is measured from inception of the Class on March 5, 2007. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and reinvestment of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities, and the Lehman Brothers Global Aggregate Index, a broad-based measure of the global investment-grade fixed-rate debt markets. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                      10 | OPPENHEIMER ABSOLUTE RETURN FUND

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[AVERAGE ANNUAL TOTAL RETURN FUND LINE CHART]


                   Oppenheimer Absolute                 S&P 500                  Lehman Brothers
                   Return Fund (Class A)                 Index               Global Aggregate Index
                   ---------------------             -------------          ------------------------
03/05/2007                 9,425                        10,000                       10,000
05/31/2007                 9,573                        10,927                        9,979
08/31/2007                 9,535                        10,569                       10,261
11/30/2007                 9,645                        10,673                       10,866
02/29/2008                 9,793                         9,640                       11,321
05/31/2008                 9,844                        10,196                       11,206

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 05/31/08

1 Year                      Since Inception (3/5/07)
------                      ------------------------
-3.08%                               -1.56%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE AND EXPENSE RATIOS MAY BE LOWER OR HIGHER THAN THE DATA QUOTED. SEE PAGE 12 FOR FURTHER INFORMATION. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%.

                      11 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES
--------------------------------------------------------------------------------

      Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY CALLING US AT 1.800.525.7048. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

      The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

      CLASS A shares of the Fund commenced operations on 3/5/07. Class A returns include the current maximum initial sales charge of 5.75%.

      An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                      12 | OPPENHEIMER ABSOLUTE RETURN FUND

FUND EXPENSES
--------------------------------------------------------------------------------

      FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs:
      (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2008.

      ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" section of the table is useful in comparing ongoing

                      13 | OPPENHEIMER ABSOLUTE RETURN FUND

FUND EXPENSES Continued
--------------------------------------------------------------------------------

      costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                BEGINNING          ENDING         EXPENSES
                                ACCOUNT            ACCOUNT        PAID DURING
                                VALUE              VALUE          PERIOD ENDED
ACTUAL                          DECEMBER 1, 2007   MAY 31, 2008   MAY 31, 2008
--------------------------------------------------------------------------------
Class A                            $ 1,000.00       $ 1,020.60      $ 8.06

HYPOTHETICAL
(5% return before expenses)
--------------------------------------------------------------------------------
Class A                              1,000.00         1,017.05        8.05

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended May 31, 2008 is as follows:

CLASS        EXPENSE RATIO
--------------------------
Class A          1.59%

The expense ratio reflects reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" table in the Fund's financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

                      14 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS May 31, 2008
--------------------------------------------------------------------------------

                                                       SHARES           VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
COMMON STOCKS--34.1%
-------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--3.7%
-------------------------------------------------------------------------------
AUTOMOBILES--0.2%
Hyundai Motor Co.                                         612       $  49,908
-------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.3%
A.B.C. Learning Centres Ltd.                           39,300          58,425
-------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.3%
PartyGaming plc 1                                      10,796          61,270
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.5%
LG Electronics, Inc.                                      330          45,813
-------------------------------------------------------------------------------
Snap-On, Inc.                                             873          54,056
                                                                    -----------
                                                                       99,869

-------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.2%
Rakuten, Inc.                                              83          42,752
-------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.3%
Hasbro, Inc.                                            1,442          52,258
-------------------------------------------------------------------------------
MEDIA--1.2%
Gannett Co., Inc.                                       1,767          50,907
-------------------------------------------------------------------------------
PagesJaunes Groupe SA                                   2,569          46,282
-------------------------------------------------------------------------------
ProSieben Sat.1 Media AG                                3,299          46,910
-------------------------------------------------------------------------------
SES, FDR                                                2,100          55,540
-------------------------------------------------------------------------------
Yellow Pages Income Fund                                4,764          48,187
                                                                    -----------
                                                                      247,826

-------------------------------------------------------------------------------
SPECIALTY RETAIL--0.2%
DSG International plc                                  39,930          46,074
-------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.5%
LG Fashion Corp.                                        1,770          51,035
-------------------------------------------------------------------------------
Onward Holdings Co. Ltd.                                5,000          57,959
                                                                    -----------
                                                                      108,994

-------------------------------------------------------------------------------
CONSUMER STAPLES--2.3%
-------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.2%
Wal-Mart Stores, Inc.                                     896          51,735
-------------------------------------------------------------------------------
FOOD PRODUCTS--0.5%
Archer-Daniels-Midland Co.                              1,172          46,528
-------------------------------------------------------------------------------
Nippon Meat Packers, Inc.                               4,000          52,779
                                                                    -----------
                                                                       99,307

                      F1 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                       SHARES           VALUE
-------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.5%
Natura Cosmeticos SA                                    4,433       $  51,103
-------------------------------------------------------------------------------
Shiseido Co. Ltd.                                       2,000          49,042
                                                                    -----------
                                                                      100,145

-------------------------------------------------------------------------------
TOBACCO--1.1%
Altria Group, Inc.                                      2,521          56,117
-------------------------------------------------------------------------------
British American Tobacco plc                            1,370          51,237
-------------------------------------------------------------------------------
Reynolds American, Inc.                                   957          52,558
-------------------------------------------------------------------------------
Souza Cruz SA                                           1,893          58,635
                                                                    -----------
                                                                      218,547

-------------------------------------------------------------------------------
ENERGY--8.2%
-------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.6%
ENSCO International, Inc.                                 798          57,320
-------------------------------------------------------------------------------
Halliburton Co.                                         1,139          55,333
-------------------------------------------------------------------------------
Nabors Industries Ltd. 1                                1,333          56,039
-------------------------------------------------------------------------------
Noble Corp.                                               887          56,005
-------------------------------------------------------------------------------
Rowan Cos., Inc.                                        1,320          58,278
-------------------------------------------------------------------------------
Transocean, Inc.                                          339          50,914
                                                                    -----------
                                                                      333,889

-------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--6.6%
Anadarko Petroleum Corp.                                  768          57,577
-------------------------------------------------------------------------------
Apache Corp.                                              400          53,624
-------------------------------------------------------------------------------
ARC Energy Trust                                        1,945          57,003
-------------------------------------------------------------------------------
Athabasca Oil Sands Trust                               1,100          55,399
-------------------------------------------------------------------------------
BG Group plc                                            2,122          53,216
-------------------------------------------------------------------------------
BP plc                                                  4,240          51,066
-------------------------------------------------------------------------------
Chesapeake Energy Corp.                                   978          53,565
-------------------------------------------------------------------------------
Chevron Corp.                                             540          53,541
-------------------------------------------------------------------------------
ConocoPhillips                                            593          55,208
-------------------------------------------------------------------------------
CONSOL Energy, Inc.                                       611          59,609
-------------------------------------------------------------------------------
Devon Energy Corp.                                        459          53,216
-------------------------------------------------------------------------------
Enerplus Resources Fund, Series G                       1,145          53,528
-------------------------------------------------------------------------------
EOG Resources, Inc.                                       403          51,838
-------------------------------------------------------------------------------
Harvest Energy Trust                                    2,319          57,111
-------------------------------------------------------------------------------
Hess Corp.                                                484          59,440
-------------------------------------------------------------------------------
Murphy Oil Corp.                                          617          57,165
-------------------------------------------------------------------------------
Noble Energy, Inc.                                        594          57,885
-------------------------------------------------------------------------------
Occidental Petroleum Corp.                                615          56,537

                      F2 | OPPENHEIMER ABSOLUTE RETURN FUND

                                                       SHARES           VALUE
-------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS Continued
Origin Energy Ltd.                                      3,900     $    58,151
-------------------------------------------------------------------------------
Provident Energy Trust                                  4,757          54,675
-------------------------------------------------------------------------------
Range Resources Corp.                                     762          50,109
-------------------------------------------------------------------------------
Royal Dutch Shell plc, Cl. A                            1,280          54,514
-------------------------------------------------------------------------------
S-Oil Corp.                                               763          54,741
-------------------------------------------------------------------------------
Total SA                                                  610          53,230
-------------------------------------------------------------------------------
XTO Energy, Inc.                                          828          52,677
                                                                  ------------
                                                                    1,374,625

-------------------------------------------------------------------------------
FINANCIALS--5.6%
-------------------------------------------------------------------------------
CAPITAL MARKETS--0.5%
American Capital Strategies Ltd.                        1,609          51,488
-------------------------------------------------------------------------------
Deutsche Bank AG                                          429          46,045
                                                                  -------------
                                                                       97,533

-------------------------------------------------------------------------------
COMMERCIAL BANKS--1.8%
BB&T Corp.                                              1,411          44,404
-------------------------------------------------------------------------------
BNP Paribas SA                                            480          49,715
-------------------------------------------------------------------------------
Comerica, Inc.                                          1,359          50,528
-------------------------------------------------------------------------------
Credit Agricole SA                                      1,525          40,356
-------------------------------------------------------------------------------
Hypo Real Estate Holding AG                             1,392          45,716
-------------------------------------------------------------------------------
Lloyds TSB Group plc                                    6,060          46,096
-------------------------------------------------------------------------------
Natixis                                                 3,066          46,650
-------------------------------------------------------------------------------
U.S. Bancorp                                            1,488          49,387
                                                                  ------------
                                                                      372,852

-------------------------------------------------------------------------------
CONSUMER FINANCE--0.2%
Capital One Financial Corp.                               932          44,848
-------------------------------------------------------------------------------
INSURANCE--2.2%
ACE Ltd.                                                  837          50,279
-------------------------------------------------------------------------------
Allstate Corp.                                            992          50,532
-------------------------------------------------------------------------------
Assurant, Inc.                                            788          53,608
-------------------------------------------------------------------------------
Chubb Corp.                                               954          51,287
-------------------------------------------------------------------------------
Cincinnati Financial Corp.                              1,401          49,063
-------------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft AG             267          50,095
-------------------------------------------------------------------------------
NIPPONKOA Insurance Co. Ltd.                            6,000          56,289
-------------------------------------------------------------------------------
Safeco Corp.                                              772          51,724
-------------------------------------------------------------------------------
Travelers Cos., Inc. (The)                                989          49,262
                                                                  ------------
                                                                      462,139

                      F3 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                       SHARES           VALUE
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.9%
Commonwealth Property Office Fund                      38,900       $  48,335
-------------------------------------------------------------------------------
GPT Group                                              16,300          44,869
-------------------------------------------------------------------------------
ING Industrial Fund                                    26,100          50,187
-------------------------------------------------------------------------------
Macquarie Office Trust                                 53,000          49,110
                                                                    -----------
                                                                      192,501

-------------------------------------------------------------------------------
HEALTH CARE--0.5%
-------------------------------------------------------------------------------
PHARMACEUTICALS--0.5%
Biovail Corp.                                           4,500          52,355
-------------------------------------------------------------------------------
Hanmi Pharm Co. Ltd.                                      305          42,343
                                                                    -----------
                                                                       94,698

-------------------------------------------------------------------------------
INDUSTRIALS--2.5%
-------------------------------------------------------------------------------
AIRLINES--0.5%
All Nippon Airways Co. Ltd.                            13,000          49,943
-------------------------------------------------------------------------------
Deutsche Lufthansa AG                                   1,948          50,308
                                                                    -----------
                                                                      100,251

-------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.3%
AMEC plc                                                3,280          54,221
-------------------------------------------------------------------------------
MACHINERY--0.5%
Glory Ltd. 2                                            2,300          53,998
-------------------------------------------------------------------------------
Mitsui Engineering & Shipbuilding Co. Ltd.             16,000          58,129
                                                                    -----------
                                                                      112,127

-------------------------------------------------------------------------------
ROAD & RAIL--0.5%
CSX Corp.                                                 803          55,455
-------------------------------------------------------------------------------
Ryder Systems, Inc.                                       719          52,796
                                                                    -----------
                                                                      108,251

-------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.7%
Macquarie Airports                                     17,500          48,507
-------------------------------------------------------------------------------
Macquarie Infrastructure Group                         19,400          55,628
-------------------------------------------------------------------------------
Societe des Autoroutes Paris-Rhin-Rhone                   431          47,969
                                                                    -----------
                                                                      152,104

-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--2.0%
-------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.3%
Research In Motion Ltd. 1                                 423          58,499
-------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.2%
Mitsumi Electric Co. Ltd.                               1,600          46,443

                      F4 | OPPENHEIMER ABSOLUTE RETURN FUND

                                                       SHARES           VALUE
-------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Electrocomponents plc                                  14,000       $  47,770
-------------------------------------------------------------------------------
OKI Electric Industry Co. 1                            24,000          42,117
                                                                    -----------
                                                                       89,887

-------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.3%
Konica Minolta Holdings, Inc.                           3,000          55,976
-------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.3%
Samsung Electronics Co.                                    73          52,515
-------------------------------------------------------------------------------
SOFTWARE--0.5%
FUJI SOFT, Inc.                                         2,700          52,248
-------------------------------------------------------------------------------
Nintendo Co. Ltd.                                         100          55,259
                                                                    -----------
                                                                      107,507

-------------------------------------------------------------------------------
MATERIALS--4.0%
-------------------------------------------------------------------------------
CHEMICALS--1.1%
BASF AG                                                   362          54,274
-------------------------------------------------------------------------------
Fertilizantes Fosfatados SA                             1,000          73,698
-------------------------------------------------------------------------------
K+S AG                                                    124          58,335
-------------------------------------------------------------------------------
Potash Corp. of Saskatchewan, Inc.                        270          53,622
                                                                    -----------
                                                                      239,929

-------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.3%
Toyo Seikan Kaisha Ltd.                                 2,700          53,145
-------------------------------------------------------------------------------
METALS & MINING--2.6%
Billiton plc                                            1,460          55,355
-------------------------------------------------------------------------------
Companhia Siderurgica Nacional SA                       1,169          57,483
-------------------------------------------------------------------------------
Fording Canadian Coal Trust                               800          63,406
-------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. B               467          54,037
-------------------------------------------------------------------------------
Nisshin Steel Co. Ltd.                                 14,000          54,183
-------------------------------------------------------------------------------
Nucor Corp.                                               693          51,836
-------------------------------------------------------------------------------
Rio Tinto plc                                             443          53,135
-------------------------------------------------------------------------------
United States Steel Corp.                                 328          56,649
-------------------------------------------------------------------------------
Xstrata plc                                               660          52,152
-------------------------------------------------------------------------------
Zinifex Ltd.                                            5,400          49,507
                                                                    -----------
                                                                      547,743

-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.4%
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.1%
Brasil Telcom Participacoes SA                          3,000          49,524
-------------------------------------------------------------------------------
Deutsche Telekom AG                                     2,868          47,965

                      F5 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                         SHARES          VALUE
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES Continued
Embarq Corp.                                              1,169   $     55,317
--------------------------------------------------------------------------------
France Telecom SA                                         1,638         50,108
--------------------------------------------------------------------------------
KT Corp.                                                  1,110         49,732
--------------------------------------------------------------------------------
Qwest Communications International, Inc.                  9,519         46,167
--------------------------------------------------------------------------------
Telstra Corp. Ltd. 1                                     18,542         84,182
--------------------------------------------------------------------------------
Windstream Corp.                                          4,173         55,668
                                                                  --------------
                                                                       438,663

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
Vodafone Group plc                                       16,279         52,321
--------------------------------------------------------------------------------
UTILITIES--2.9%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.8%
British Energy Group plc                                  3,433         49,915
--------------------------------------------------------------------------------
Companhia Energetica de Minas Gerais                      2,350         55,481
--------------------------------------------------------------------------------
E.ON AG                                                     253         53,746
                                                                  --------------
                                                                       159,142

--------------------------------------------------------------------------------
ENERGY TRADERS--0.2%
Tractebel Energia SA                                      3,591         52,148
--------------------------------------------------------------------------------
GAS UTILITIES--0.3%
Gaz de France                                               779         53,070
--------------------------------------------------------------------------------
MULTI-UTILITIES--1.3%
Dominion Resources, Inc.                                  1,130         52,319
--------------------------------------------------------------------------------
DTE Energy Co.                                            1,245         55,079
--------------------------------------------------------------------------------
Suez SA                                                     734         54,698
--------------------------------------------------------------------------------
Teco Energy, Inc.                                         3,095         63,045
--------------------------------------------------------------------------------
United Utilities plc                                      3,630         53,822
                                                                  --------------
                                                                       278,963

--------------------------------------------------------------------------------
WATER UTILITIES--0.3%
Companhia de Saneamento Basico do Estado de Sao Paulo     2,471         69,884
                                                                  --------------
Total Common Stocks (Cost $ 6,589,130)                               7,092,984

--------------------------------------------------------------------------------
PREFERRED STOCKS--1.5%
--------------------------------------------------------------------------------

Brasil Telecom SA, Preference                             4,300         52,531
--------------------------------------------------------------------------------
Hyundai Motor Co., Preference                             1,430         50,256
--------------------------------------------------------------------------------
LG Electronics, Inc., Preference                            720         47,112
--------------------------------------------------------------------------------
RWE AG, Preference, Non-Vtg.                                552         58,464
--------------------------------------------------------------------------------
Samsung Electronics, Preference                             100         51,065
--------------------------------------------------------------------------------
Telemar Norte Leste SA, A Shares, Preference              1,000         58,408
                                                                  --------------
Total Preferred Stocks (Cost $ 307,448)                                317,836

                      F6 | OPPENHEIMER ABSOLUTE RETURN FUND

                                                                               PRINCIPAL
                                                                                  AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
STRUCTURED SECURITIES--12.1%
-------------------------------------------------------------------------------------------------------

Akibare Ltd. Catastrophe Linked Nts., Cl. A, 5.608%,5/22/12 3,4                $ 250,000   $  252,238
-------------------------------------------------------------------------------------------------------
Cascadia Ltd. Catastrophe Linked Nts.,6.115%, 6/13/08 4,5                        250,000      249,875
-------------------------------------------------------------------------------------------------------
Champlain Ltd. Catastrophe Linked Nts., Series A, 15.478%,1/7/09 3,4             250,000      253,481
-------------------------------------------------------------------------------------------------------
Eurus Ltd. Catastrophe Linked   9.163%, 4/8/09 3,4                               250,000      253,750
-------------------------------------------------------------------------------------------------------
Fusion 2007 Ltd.Catastrophe Linked Nts., 8.719%,5/19/09 3,4                      250,000      249,788
-------------------------------------------------------------------------------------------------------
GlobeCat Ltd.Catastrophe Linked Nts., 4.788%, 12/30/08 4                         250,000      250,088
-------------------------------------------------------------------------------------------------------
Redwood Capital X Ltd.Catastrophe Linked Nts., Series C,7.46%, 1/9/09 4,5        250,000      250,688
-------------------------------------------------------------------------------------------------------
Successor II Ltd.Catastrophe Linked Nts., Series CIII,19.758%, 4/6/10 4,5        250,000      249,175
-------------------------------------------------------------------------------------------------------
Successor Japan Quake Ltd.Catastrophe Linked Nts., Cl. A-I, 7.258%
6/6/08 3,4                                                                       250,000      250,013
-------------------------------------------------------------------------------------------------------
VASCO Re 2006 Ltd.Catastrophe Linked Nts., 11.514%,6/5/09 3,4                    250,000      250,675
                                                                                           ------------
Total Structured Securities (Cost $ 2,504,641)                                              2,509,771

-------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--2.4%
-------------------------------------------------------------------------------------------------------

Federal National Mortgage Assn.,2.28%, 12/22/08 (Cost $ 493,572)                 500,000      493,572

                                                                                SHARES
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY--50.3%
-------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E,2.70% 6,7
(Cost $10,460,287)                                                          10,460,287     10,460,287

-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $20,355,078)                                   100.4%    20,874,450
-------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                             (0.4)       (83,047)
                                                                           ----------------------------
NET ASSETS                                                                       100.0%  $ 20,791,403
                                                                           ============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,509,945 or 7.26% of the Fund's net assets as of May 31, 2008.

4. Represents the current interest rate for a variable or increasing rate security.

5. Illiquid security. The aggregate value of illiquid securities as of May 31, 2008 was $749,738, which represents 3.61% of the Fund's net assets. See Note 9 of accompanying Notes.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                      SHARES        GROSS        GROSS         SHARES
                                                MAY 31, 2007    ADDITIONS   REDUCTIONS   MAY 31, 2008
-------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                             136,660   36,894,532   26,570,905     10,460,287

                      F7 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

6. Continued

                                                                                                           DIVIDEND
                                                                                                  VALUE      INCOME
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                                                                   $ 10,460,287   $ 171,098

7. Rate shown is the 7-day yield as of May 31, 2008.

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MAY 31, 2008 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                           CONTRACT
                                             AMOUNT            EXPIRATION                  UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION            BUY/SELL     (000S)                 DATES        VALUE   APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------
Argentine Peso (ARP)                 Buy        800 ARP            6/6/08   $  257,694       $  6,693       $     --
Australian Dollar (AUD)              Buy         50 AUD            8/5/08       47,355          2,365             --
Australian Dollar (AUD)             Sell         35 AUD           6/10/08       33,410             --            545
Brazilian Real (BRR)                 Buy        900 BRR     6/3/08-7/2/08      550,818         16,281             --
Brazilian Real (BRR)                Sell        570 BRR     6/3/08-7/2/08      349,616             --          8,998
British Pound Sterling (GBP)         Buy         48 GBP            8/5/08       93,603            542             --
British Pound Sterling (GBP)        Sell        285 GBP   6/10/08-8/29/08      561,367             --          3,122
Canadian Dollar (CAD)               Sell        160 CAD    6/10/08-8/5/08      160,988             --          2,119
Chinese Renminbi (Yuan) (CNY)       Sell      1,800 CNY           6/30/08      259,872            135             --
Euro (EUR)                          Sell        760 EUR   6/10/08-8/29/08    1,180,107          2,246          8,587
Hong Kong Dollar (HKD)              Sell      2,000 HKD           6/30/08      256,488             87             --
Japanese Yen (JPY)                  Sell     88,000 JPY   6/10/08-8/29/08      837,259          5,964             --
New Taiwan Dollar (TWD)             Sell      8,000 TWD           6/30/08      263,726             --          1,276
New Turkish Lira (TRY)               Buy        325 TRY           6/30/08      263,606          6,313             --
New Zealand Dollar (NZD)             Buy        325 NZD            7/7/08      252,984             --            159
Singapore Dollar (SGD)              Sell        350 SGD           6/30/08      257,381            541             --
South African Rand (ZAR)             Buy      2,100 ZAR           6/30/08      273,780          5,042             --
South Korean Won (KRW)              Sell    290,000 KRW            8/5/08      280,668          6,177             --
Swiss Franc (CHF)                   Sell         30 CHF           6/10/08       28,786             --            417
                                                                                             -------------------------
Total unrealized appreciation and depreciation                                               $ 52,386       $ 25,223
                                                                                             =========================

--------------------------------------------------------------------------------
FUTURES CONTRACTS AS OF MAY 31, 2008 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                          UNREALIZED
                                                                NUMBER OF   EXPIRATION                  APPRECIATION
CONTRACT DESCRIPTION                                 BUY/SELL   CONTRACTS         DATE         VALUE   DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
DAX Index                                                 Buy           1      6/20/08   $   276,397      $    9,895
Euro-Bundesobligation, 10 yr.                             Buy           3       6/6/08       522,356         (25,132)
FTSE 100 Index                                            Buy           3      6/20/08       358,999           6,736
Japan (Government of) Bonds, 10 yr.                      Sell           3      6/10/08       382,669           4,026
NASDAQ 100 Index                                          Buy           9      6/20/08       366,345          34,486
Nikkei 225 Index                                          Buy           3      6/12/08       408,082          16,690
Standard & Poor's 500 E-Mini Index                       Sell          64      6/20/08     4,481,920        (380,845)
U.S. Long Bonds                                          Sell           5      9/19/08       567,500           2,632
U.S. Treasury Nts., 2 yr.                                Sell           2      9/30/08       421,250            (127)
U.S. Treasury Nts., 10 yr.                                Buy           2      9/19/08       224,813          (1,831)
U.S. Treasury Nts., 10 yr.                               Sell           4      9/19/08       449,625             234
United Kingdom Long Gilt                                  Buy           2      9/26/08       419,199          (2,175)
                                                                                                          ------------
                                                                                                          $ (335,411)
                                                                                                          ============

                      F8 | OPPENHEIMER ABSOLUTE RETURN FUND

--------------------------------------------------------------------------------
INTEREST RATE SWAP CONTRACTS AS OF MAY 31, 2008 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

SWAP                                       NOTIONAL           PAID BY      RECEIVED BY   TERMINATION
COUNTERPARTY                                 AMOUNT          THE FUND         THE FUND          DATE       VALUE
----------------------------------------------------------------------------------------------------------------
                                                          Three-Month
Deutsche Bank AG                            810,000 NZD   NZD-BRR-FRA           7.5700%       4/3/18   $    (93)
----------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank NA:
                                                            One-Month
                                                            MXN-TIIE-
                                          6,700,000 MXN       Banxico           8.3685       4/23/18    (11,809)
                                                                        Six-Month CZK-
                                         10,000,000 CZK        4.4000%          PRIBOR        4/4/18     10,950
----------------------------------------------------------------------------------------------------------------
                                                                        Six-Month SGD-
Merrill Lynch                               880,000 SGD        3.2534     SOR-Telerate        4/3/18     32,921
                                                                                                       ---------
                                                                                                       $ 31,969
                                                                                                       =========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CZK         Czech Koruna
MXN         Mexican Nuevo Peso
NZD         New Zealand Dollar
SGD         Singapore Dollar

Abbreviations are as follows:

BBR          Bank Bill Rate
FRA          Forward Rate Agreement
MXN TIIE     Mexican Peso-Interbank Equilibrium Interest Rate
PRIBOR       Prague Interbank Offering Rate
SGD-SOR      Singapore Swap Offer Rate

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS AS OF MAY 31, 2008 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

SWAP              NOTIONAL                       PAID BY                   RECEIVED BY   TERMINATION
COUNTERPARTY        AMOUNT                      THE FUND                      THE FUND          DATE       VALUE
----------------------------------------------------------------------------------------------------------------
Citibank NA:
                                     One-Month USD LIBOR
                               BBR minus 50 basis points
                                    and if negative, the
                             absolute value of the Total        If positive, the Total
                                Return of the MSCI Daily      Return of the MSCI Daily
               $   411,824      Net Australian USD Index      Net Australian USD Index        5/7/09   $  3,129
                                                                   One-Month USD LIBOR
                                                             BBA minus 50 basis points
                                                                  and if negative, the
                                  If positive, the Total   absolute value of the Total
                                Return of the MSCI Daily      Return of the MSCI Daily
                 2,060,001          Gross EAFE USD Index          Gross EAFE USD Index        5/5/09    (21,263)

                      F9 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS Continued
--------------------------------------------------------------------------------

SWAP                NOTIONAL                         PAID BY                      RECEIVED BY   TERMINATION
COUNTERPARTY          AMOUNT                        THE FUND                         THE FUND          DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------
                                           One-Month USD BBA
                                  LIBOR plus 20 basis points
                                        and if negative, the
                                 absolute value of the Total           If positive, the Total
Deutsche Bank                             Return of a custom               Return of a custom
AG, London       $ 2,059,569                   equity basket                    equity basket       9/15/08   $ 28,394
-----------------------------------------------------------------------------------------------------------------------
Goldman Sachs
International:
                                           One-Month USD BBA
                                  LIBOR plus 10 basis points
                                        and if negative, the
                                       absolute value of the           If positive, the Total
                                      MSCI Daily Net Belgium         Return of the MSCI Daily
                     394,330                       USD Index            Net Belgium USD Index        2/5/09    (20,858)
                                           One-Month USD BBA
                                  LIBOR plus 10 basis points
                                        and if negative, the           If positive, the Total
                                       absolute value of the         Return of the MSCI Daily
                     389,963      MSCI Daily Italy USD Index                  Italy USD Index        2/5/09      2,421
                                           One-Month USD BBA
                                  LIBOR and if negative, the
                                 absolute value of the Total           If positive, the Total
                                    Return of the MSCI Daily         Return of the MSCI Daily
                     412,218                    Brazil Index                     Brazil Index       5/13/09     29,586
                                                                            One-Month USD BBA
                                                                         LIBOR minus 15 basis
                                                                  points and if negative, the
                               If positive, the Total Return      absolute value of the Total
                     744,692         of the NIKKEI 225 Index   Return of the NIKKEI 225 Index       5/13/09    (13,409)
                                                                            One-Month USD BBA
                                                                         LIBOR minus 60 basis
                                                                   points and if negative,the
                                                                  absolute value of the Total
                               If positive, the Total Return            Return of the S&P ASX
                     534,318        of the S&P ASX 200 Index                        200 Index       5/11/09    (10,177)
                                                                            One-Month USD BBA
                                                                         LIBOR minus 50 basis
                                                                 points and if negative,  the
                               If positive, the Total Return        absolute value of the S&P
                                       of the S&P Canada (60          Canada (60 Index Market)
                     157,049             Index Market) Index                            Index        1/8/09     (9,186)
                                                                            One-Month USD BBA
                                                                         LIBOR minus 25 basis
                                                                  points and if negative, the
                               If positive, the Total Return      absolute value of the Total
                                      of the FTSE 100 Market           Return on the FTSE 100
                      85,812                           Index                     Market Index        5/8/09      1,892

                     F10 | OPPENHEIMER ABSOLUTE RETURN FUND

SWAP                       NOTIONAL                          PAID BY                    RECEIVED BY   TERMINATION
COUNTERPARTY                 AMOUNT                         THE FUND                       THE FUND          DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
International:Continued
                                                                                  One-Month USD BBA
                                                                               LIBOR minus 50 basis
                                                                        oints and if  negative, the
                                       If positive, the Total Return      absolute value of the S&P
                                               of the S&P Canada (60       Canada (60 Index  Market)
                          $ 114,282              Index Market) Index                          Index        1/8/09   $ (7,059)
                                                                                  One-Month USD BBA
                                                                               LIBOR minus 50 basis
                                                                        points and if negative, the
                                      If positive, the Total  Return      absolute value of the S&P
                                               of the S&P Canada (60        Canada (60 Index Market)
                            136,190              Index Market) Index                          Index        6/5/08    (10,177)
                                                                                  One-Month USD BBA
                                                                               LIBOR minus 14 basis
                                                                        points and if negative, the
                                                                        absolute value of the Total
                                       If positive, the Total Return              Return of the DAX
                            549,898          of the DAX Market Index                   Market Index       5/07/09     (8,460)
                                                                                  One-Month USD BBA
                                                                               LIBOR minus 25 basis
                                                                        points and if negative, the
                                       If positive, the Total Return    absolute value of the Total
                                              of the FTSE 100 Market         Return of the FTSE 100
                            762,719                            Index                   Market Index       5/08/09     17,565
                                                                                 One-Month USD BBA
                                                                               LIBOR minus 50 basis
                                                                       points and if  negative, the
                                       If positive, the Total Return    absolute value of the Total
                                               of the S&P Canada (60       Return of the S&P Canada
                             43,762              Index Market) Index        (60 Index Market) Index        1/8/09     (2,659)
                                                                                  One-Month USD BBA
                                                                               LIBOR minus 15 basis
                                                                        points and if negative, the
                                       If positive, the Total Return    absolute value of the Total
                                                of the CAC 40 Market           Return of the CAC 40
                            458,602                            Index                   Market Index       4/10/09     (8,555)
                                                                          If negative, the absolute
                                       If positive, the Total Return      value of the Total Return
                                                of the BOVESPA 06/08           of the BOVESPA 06/08
                            403,052                            Index                          Index       6/19/08    (87,491)
                                                                          If negative, the absolute
                                       If positive, the Total Return      value of the Total Return
                                               of the KOSPI200 06/08          of the KOSPI200 06/08
                            231,700                            Index                          Index       6/19/08        982

                     F11 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENTS OF INVESTMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS Continued
--------------------------------------------------------------------------------

SWAP              NOTIONAL                       PAID BY              RECEIVED BY   TERMINATION
COUNTERPARTY        AMOUNT                      THE FUND                 THE FUND          DATE         VALUE
-------------------------------------------------------------------------------------------------------------
                                       One-Month USD BBA
                              LIBOR and if negative, the
                             absolute value of the Total   If positive, the Total
                                      Return of the MSCI       Return of the MSCI
Morgan Stanley   $ 409,197              Netherland Index         Netherland Index        4/7/09   $   (2,145)
                                                                                                  -----------
                                                                                                  $ (117,470)
                                                                                                  ===========

Abbreviations are as follows:
BBA LIBOR                            British Bankers' Association London-Interbank Offered Rate
BBR Bank                             Bill Rate
BOVESPA                              Bovespa Index that trades on the Sao Paulo Stock Exchange
CAC 40 Market Index                  French Options Market. The index contains 40 stocks selected among the top 100 market capitalization and the most active stocks listed on Euronext Paris and is the underlying asset for options and futures contracts
DAX Market Index                     Frankfurt Stock Exchange comprised of the 30 largest and most liquid issues traded on the exchange
FTSE 100 Market Index                United Kingdom 100 most highly capitalized blue chip companies
KOSPI200                             Korean Stock Exchange Capitalization-weighted Index made up of 200
                                     Korean stocks
LIBOR                                London-Interbank Offered Rate
MSCI                                 Morgan Stanley Capital International
MSCI EAFE Index                      Morgan Stanley Capital International Europe, Australasia and Far East. A
                                     stock market index of foreign stocks from the perspective of a North
                                     American investor
Nikkei 225 Index                     225 top-rated Japanese companies listed on the Tokyo Stock Exchange
S&P ASX 200 Index                    S&P Australian Securities Exchange. The investable benchmark for the
                                     Australian equity market. The S&P/ASX 200 is comprised of the
                                     S&P/ASX 100 plus an additional 100 stocks
S&P Canada (60 Index Market) Index   S&P/Toronto Stock Exchange Capitalization-weighted Index made up of
                                     60 Canadian stocks

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F12 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2008
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------

Investments,at value--see accompanying statement of investments:
Unaffiliated companies (cost$9,894,791)                                                $ 10,414,163
Affiliated companies (cost $10,460,287)                                                  10,460,287
                                                                                       --------------
                                                                                         20,874,450
-----------------------------------------------------------------------------------------------------
Cash                                                                                         66,419
-----------------------------------------------------------------------------------------------------
Cash used for collateral on futures                                                         400,000
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency exchange contracts                               52,386
-----------------------------------------------------------------------------------------------------
Swaps, at value                                                                             127,840
-----------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                       93,468
Closed foreign currency contracts                                                             3,180
Other                                                                                         6,491
                                                                                       --------------
Total assets                                                                             21,624,234

-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------

Bank overdraft-foreign currencies (cost $28,356)                                             28,356
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency exchange contracts                               25,223
-----------------------------------------------------------------------------------------------------
Swaps, at value                                                                             213,341
-----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                       493,572
Shareholder communications                                                                   19,321
Closed foreign currency contracts                                                            18,455
Futures margins                                                                               1,657
Trustees' compensation                                                                          246
Other                                                                                        32,660
                                                                                       --------------
Total liabilities                                                                           832,831
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 20,791,403
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------

Par value of shares of beneficial interest                                             $        670
-----------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               20,087,943
-----------------------------------------------------------------------------------------------------
Accumulated net investment income                                                           621,306
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions              (41,383)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                           122,867
                                                                                       --------------
NET ASSETS                                                                             $ 20,791,403
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of $20,791,403
and 670,000 shares of beneficial interest outstanding)                                 $      31.03
Maximum offering price per share (net asset value plus sales charge of 5.75% of        $      32.92
offering price)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F13 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF OPERATIONS For the Year Ended May 31, 2008
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------

Interest                                                                  $ 439,923
-------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $21,684)        355,837
Affiliated companies                                                        171,098
                                                                          -----------
Total investment income                                                     966,858

-------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------

Management fees                                                             205,538
-------------------------------------------------------------------------------------
Shareholder communications -- Class A                                        36,879
-------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                  41,151
-------------------------------------------------------------------------------------
Custodian fees and expenses                                                   3,884
-------------------------------------------------------------------------------------
Other                                                                         7,497
                                                                          -----------
Total expenses                                                              294,949
Less reduction to custodian expenses                                         (1,028)
Less waivers and reimbursements of expenses                                  (4,542)
                                                                          -----------
Net expenses                                                                289,379

-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       677,479

-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------

Net realized gain (loss) on:
Investments (including premiums on options exercised)                      (506,666)
Closing and expiration of option contracts written                          269,010
Closing and expiration of futures contracts                                 482,983
Foreign currency transactions                                               (67,283)
Swap contracts                                                             (113,104)
                                                                          -----------
Net realized gain                                                            64,940
-------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                (258,672)
Translation of assets and liabilities denominated in foreign currencies     133,858
Futures contracts                                                           (65,180)
Swap contracts                                                               25,204
                                                                          -----------
Net change in unrealized appreciation                                      (164,790)

-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 577,629
                                                                          ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F14 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED MAY 31,                                                          2008           2007 1
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------

Net investment income                                               $    677,479   $    129,239
---------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                  64,940       (104,849)
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                   (164,790)       287,657
                                                                    -------------------------------
Net increase in net assets resulting from operations                     577,629        312,047

---------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------

Dividends from net investment income                                     (71,697)            --
---------------------------------------------------------------------------------------------------
Distributions from net realized gain                                    (126,576)            --

---------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------

Net increase in net assets resulting from beneficial interest                 --     20,000,000
transactions

---------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------

Total increase                                                           379,356     20,312,047
---------------------------------------------------------------------------------------------------
Beginning of period                                                   20,412,047        100,000 2
                                                                    -------------------------------
End of period (including accumulated net investment income (loss)
of $621,306 and $(37,768), respectively)                            $ 20,791,403   $ 20,412,047
                                                                    ===============================

1. For the period from March 5, 2007 (commencement of operations) to May 31,
2007.

2. Reflects the value of the Manager's initial seed money investment on August 21, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F15 | OPPENHEIMER ABSOLUTE RETURN FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A YEAR ENDED MAY 31,                                   2008         2007 1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------

Net asset value, beginning of period                   $    30.47   $    30.00
----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                      1.01          .20
Net realized and unrealized gain (loss)                      (.15)         .27
                                                       ---------------------------
Total from investment operations                              .86          .47
----------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.11)          --
Distributions from net realized gain                         (.19)          --
                                                       ---------------------------
Total dividends and/or distributions to shareholders         (.30)
----------------------------------------------------------------------------------

Net asset value, end of period                         $    31.03   $    30.47
                                                       ===========================

----------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                           2.83%        1.57%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------

Net assets, end of period (in thousands)               $   20,791   $   20,412
----------------------------------------------------------------------------------
Average net assets (in thousands)                      $   20,522   $   20,264
----------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                        3.30%        2.65%
Total expenses 5                                             1.44%        1.62%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses           1.41%        1.62%
----------------------------------------------------------------------------------
Portfolio turnover rate                                       357%          75%

1. For the period from March 5, 2007 (commencement of operations) to May 31,
2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended May 31, 2008     1.46%
        Period Ended May 31, 2007   1.62%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F16 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Absolute Return Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total return. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

      The Fund currently offers Class A shares only. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. As of May 31, 2008, 670,000 shares of Class A were owned by the Manager and its affiliates, which represents 100% of the Fund's total shares outstanding.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities,

                     F17 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENTS IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have

                     F18 | OPPENHEIMER ABSOLUTE RETURN FUND
off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                         NET UNREALIZED
                                                                           APPRECIATION
                                                                       BASED ON COST OF
                                                                         SECURITIES AND
             UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
             NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
             INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
             --------------------------------------------------------------------------
             $ 662,113             $ 77,179             $ 562,718             $ 525,337

1. The Fund had $551,429 post-October foreign currency losses which were deferred.

2. The Fund had $11,289 post-October passive foreign investment company losses which were deferred.

3. During the fiscal year ended May 31, 2008, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended May 31, 2007, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

                                          INCREASE TO                      REDUCTION TO
                                          ACCUMULATED                   ACCUMULATED NET
             INCREASE TO               NET INVESTMENT                     REALIZED GAIN
             PAID-IN CAPITAL                   INCOME                    ON INVESTMENTS
             --------------------------------------------------------------------------
             $ 15,640                        $ 53,292                          $ 68,932

The tax character of distributions paid during the year ended May 31, 2008 and the period ended May 31, 2007 was as follows:

                     F19 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                          YEAR ENDED        PERIOD ENDED
                                        MAY 31, 2008        MAY 31, 2007
             -----------------------------------------------------------
             Distributions paid from:
             Ordinary income               $ 198,273                $ --

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

             Federal tax cost of securities         $ 20,403,758
             Federal tax cost of other investments    (6,599,502)
                                                    ------------
             Total federal tax cost                 $ 13,804,256
                                                    ============

             Gross unrealized appreciation          $    918,325
             Gross unrealized depreciation              (392,988)
                                                    ------------
             Net unrealized appreciation            $    525,337
                                                    ============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an

                     F20 | OPPENHEIMER ABSOLUTE RETURN FUND
accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

              YEAR ENDED MAY 31, 2008  PERIOD ENDED MAY 31, 2007 1,2
                   SHARES      AMOUNT          SHARES         AMOUNT
---------------------------------------------------------------------
CLASS A
Sold                   --        $ --         666,667  $  20,000,000
Redeemed               --          --              --             --
              -------------------------------------------------------
Net increase           --        $ --         666,667  $  20,000,000
              =======================================================

1. For the period from March 5, 2007 (commencement of operations) to May 31,
2007.

2. The Fund sold 3,333 shares of Class A at a value of $100,000 to the Manager upon seeding of the Fund on August 21, 2006.

                     F21 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended May 31, 2008, were as follows:

                                     PURCHASES          SALES
-------------------------------------------------------------
Investment securities             $ 37,659,550   $ 42,225,751
U.S. government and government
agency obligations                          --      1,304,737

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 1.00%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, in accordance with 12b-1 under the Investment Company Act of 1940, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan ("the Plan") for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended May 31, 2008, the Manager waived $4,542 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

                     F22 | OPPENHEIMER ABSOLUTE RETURN FUND

      Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

      Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

      Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

                     F23 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Written option activity for the year ended May 31, 2008 was as follows:

                                             CALL OPTIONS                    PUT OPTIONS
                             ----------------------------   ------------------------------
                                 NUMBER OF      AMOUNT OF       NUMBER OF      AMOUNT OF
                                 CONTRACTS       PREMIUMS       CONTRACTS       PREMIUMS
------------------------------------------------------------------------------------------
Options outstanding as of
May 31, 2007                            --   $         --              --   $         --
Options written              1,126,590,000        268,117   1,126,520,000        267,952
Options closed or expired     (567,810,000)      (135,651)   (567,830,000)      (133,804)
Options exercised             (558,780,000)      (132,466)   (558,690,000)      (134,148)
                             -------------------------------------------------------------
Options outstanding as of
May 31, 2008                            --   $         --              --   $         --
                             =============================================================

--------------------------------------------------------------------------------
8. SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

                     F24 | OPPENHEIMER ABSOLUTE RETURN FUND

      Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

      Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

--------------------------------------------------------------------------------
INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic interest payments on the notional amount of the contract. One cash flow stream will typically be a floating rate payment based upon a specified index while the other is typically a fixed rate.

      Interest rate swap agreements include interest rate risk. There is a risk, based on future movements of interest rates where the payments made by the Fund under a swap agreement will be greater than the payments it received.

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

--------------------------------------------------------------------------------
9. ILLIQUID SECURITIES

As of May 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

                     F25 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of May 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                     F26 | OPPENHEIMER ABSOLUTE RETURN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER ABSOLUTE RETURN FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Absolute Return Fund, including the statement of investments, as of May 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from March 5, 2007 (commencement of operations) to May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Absolute Return Fund as of May 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period from March 5, 2007 (commencement of operations) to May 31, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
July 16, 2008

                     F27 | OPPENHEIMER ABSOLUTE RETURN FUND

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                     F28 | OPPENHEIMER ABSOLUTE RETURN FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended May 31, 2008 which are not designated as capital gain distributions should be multiplied by 14.12% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 31, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $256,934 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 31, 2008, $201,987 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $247,132 or 100% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                      15 | OPPENHEIMER ABSOLUTE RETURN FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                      16 | OPPENHEIMER ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
BRIAN F. WRUBLE,                   General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December
Chairman of the Board of           2007); Director of Special Value Opportunities Fund, LLC (registered investment
Trustees (since 2007) and          company) (affiliate of the Manager's parent company) (since September 2004);
Trustee (since 2006)               Chairman (since August 2007) and Trustee (since August 1991) of the Board of
Age: 65                            Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the
                                   Institute for Advanced Study (non-profit educational institute) (since May 1992);
                                   Member of Zurich Financial Investment Management Advisory Council (insurance)
                                   (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the
                                   OppenheimerFunds complex.

DAVID K. DOWNES,                   Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of
Trustee (since 2007)               Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006);
Age: 68                            President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc.
                                   (investment management company) (since January 2004); Director of Internet Capital
                                   Group (information technology company) (since October 2003); Independent Chairman of the
                                   Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007);
                                   President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer
                                   of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National
                                   Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief
                                   Executive Officer and Trustee of Delaware Investment Family of Funds (1993- 2003);
                                   President and Board Member of Lincoln National Convertible Securities Funds, Inc.
                                   and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive
                                   Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003);
                                   President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003);
                                   Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of
                                   Equitable Capital Management Corporation (investment subsidiary of Equitable Life
                                   Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company
                                   (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director
                                   (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972);
                                   held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965);
                                   United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                   Trustee of the Committee for Economic Development (policy research founda-
Trustee (since 2006)               tion) (since 2005); Director of ICI Education Foundation (education foundation)
Age: 67                            (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company
                                   (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the
                                   OppenheimerFunds complex.

ROBERT G. GALLI,                   A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the
Trustee (since 2006)               OppenheimerFunds complex.
Age: 74

                      17 | OPPENHEIMER ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------

PHILLIP A. GRIFFITHS,              Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow
Trustee (since 2006)               for International Affairs (since 2002) and Member (since 1979) of the National
Age: 69                            Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI
                                   Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The
                                   Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since
                                   1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward
                                   Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of
                                   the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York
                                   Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54
                                   portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                    Trustee of International House (not-for-profit) (since June 2007); Trustee of the
Trustee (since 2006)               American Symphony Orchestra (not-for-profit) (since October 1998); and Senior
Age: 65                            Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the
                                   OppenheimerFunds complex.

JOEL W. MOTLEY,                    Managing Director of Public Capital Advisors, LLC (privately held financial advisor)
Trustee (since 2006)               (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held
Age: 56                            financial advisor) (since January 2002); Director of Columbia Equity Financial Corp.
                                   (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley
                                   Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the
                                   Investment Committee of the Episcopal Church of America, Member of the Investment
                                   Committee and Board of Human Rights Watch and Member of the Investment Committee of
                                   Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,          Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (cor-
Trustee (since 2006)               porate governance consulting and executive recruiting) (since 1993); Life Trustee
Age: 76                            of International House (non-profit educational organization); Former Trustee of
                                   The Historical Society of the Town of Greenwich; Former Director of Greenwich
                                   Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                  Director of C-TASC (bio-statistics services) (since 2007); Director of the following
Trustee (since 2006)               medical device companies: Medintec (since 1992) and Cathco (since 1996);
Age: 67                            Director of Lakes Environmental Association (environmental protection organiza-
                                   tion) (since 1996); Member of the Investment Committee of the Associated Jewish Charities
                                   of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994- December
                                   2001). Oversees 54 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                     President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2006)               company) (since 1994); Vice President of American Talc Company, Inc. (talc min-
Age: 60                            ing and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch
                                   (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold
                                   Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City
                                   (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

                      18 | OPPENHEIMER ABSOLUTE RETURN FUND

-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                        FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEF-
                                   INITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER
                                   FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR.
                                   MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC.
                                   AND ITS AFFILIATES.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director of the Manager (since June
President and Principal            2001); President of the Manager (September 2000-February 2007); President and
Executive Officer and              director or trustee of other Oppenheimer funds; President and Director of
Trustee (since 2006)               Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding com-
Age: 59                            pany) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds
                                   Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006);
                                   Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial
                                   Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                                   Centennial Asset Management Corporation, Trinity Investment Management Corporation
                                   and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management
                                   Corporation and OFI Private Investments, Inc. (since July 2001); President (since
                                   November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                                   Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                                   (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                   Corporation (holding company parent of Babson Capital Management LLC) (since June
                                   1995); Chairman (since October 2007) and Member of the Investment Company Institute's
                                   Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                     THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. WONG, ZACK
OF THE FUND                        AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW
                                   YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S.
                                   TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE
                                   TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CALEB WONG,                        Vice President of the Manager (since June 1999); worked in fixed-income quantitative
Vice President and Portfolio       research and risk management for the Manager (since July 1996); formerly Assistant
Manager (since 2006)               Vice President of the Manager (January 1997-June 1999); before joining the Manager
Age: 42                            in July 1996, enrolled in the Ph.D. program for Economics at the University of Chicago.
                                   An officer of 3 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief           March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc.,
Compliance Officer                 Centennial Asset Management and Shareholder Services, Inc. (since March 2004);
(since 2006)                       Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Age: 57                            Management Corporation and Shareholder Services, Inc. (since June 1983);
                                   Former Vice President and Director of Internal Audit of the Manager (1997-
                                   February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

                      19 | OPPENHEIMER ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer
Treasurer and Principal            of the following: HarbourView Asset Management Corporation, Shareholder
Financial & Accounting             Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset
Officer (since 2006)               Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March
Age: 48                            1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
                                   International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                   Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief
                                   Financial Officer of OFI Trust Company (trust company subsidiary of the Manager)
                                   (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),
                                   Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds
                                   Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the
                                   OppenheimerFunds complex.

BRIAN S. PETERSEN,                 Vice President of the Manager (since February 2007); Assistant Vice President of
Assistant Treasurer                the Manager (August 2002-February 2007); Manager/Financial Product Accounting
(since 2006)                       of the Manager (November 1998-July 2002). An officer of 103 portfolios in the
Age: 37                            OppenheimerFunds complex.

BRIAN C. SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer                Reporting and Compliance of First Data Corporation (April 2003-July 2004);
(since 2006)                       Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003).
Age: 38                            An officer of 103 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March
Secretary (since 2006)             2002) of the Manager; General Counsel and Director of the Distributor (since
Age: 59                            December 2001); General Counsel of Centennial Asset Management Corporation
                                   (since December 2001); Senior Vice President and General Counsel of HarbourView
                                   Asset Management Corporation (since December 2001); Secretary and General
                                   Counsel of OAC (since November 2001); Assistant Secretary (since September
                                   1997) and Director (since November 2001) of OppenheimerFunds International
                                   Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer
                                   Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real
                                   Asset Management, Inc. (since November 2001); Senior Vice President, General
                                   Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                   Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since
                                   November 2001); Vice President of OppenheimerFunds Legacy Program (since
                                   June 2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                   Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia)
                                   Limited (since December 2003); Senior Vice President (May 1985-December 2003).
                                   An officer of 103 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                 Vice President (since May 2004) and Deputy General Counsel (since May 2008);
Assistant Secretary                of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First
(since 2006)                       Vice President (April 2001-April 2004), Associate General Counsel (December
Age: 40                            2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber
                                   Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

                      20 | OPPENHEIMER ABSOLUTE RETURN FUND

KATHLEEN T. IVES,                  Vice President (since June 1998), Deputy General Counsel (since May 2008) and
Assistant Secretary                Assistant Secretary (since October 2003) of the Manager; Vice President (since
(since 2006)                       1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant
Age: 42                            Secretary of Centennial Asset Management Corporation (since October 2003);
                                   Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999);
                                   Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
                                   Financial Services, Inc. (since December 2001); Senior Counsel of the Manager
                                   (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.

                      21 | OPPENHEIMER ABSOLUTE RETURN FUND

FINANCIAL STATEMENTS FOR OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING
FUND) FOR THE YEAR ENDED MAY 31, 2008

25    Statement of Investments

30    Statement of Assets and Liabilities

31    Statement of Operations

32    Statements of Changes in Net Assets

33    Financial Highlights

36    Notes to Financial Statements

41    Report of Independent Registered Public Accounting Firm

                      23 | OPPENHEIMER ABSOLUTE RETURN FUND

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                      24 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
STATEMENT OF INVESTMENTS May 31, 2008
--------------------------------------------------------------------------------

                                                   PRINCIPAL
                                                      AMOUNT             VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--22.6%
--------------------------------------------------------------------------------

DOMESTIC CERTIFICATES OF DEPOSIT--4.6%
Bank of the West,
2.76%, 7/31/08                               $   100,000,000   $   100,001,655
--------------------------------------------------------------------------------
HSBC Bank USA NA:
2.33%, 8/25/08                                    50,000,000        50,000,000
2.66%, 9/5/08                                     50,000,000        50,000,000
2.97%, 6/16/08                                    50,000,000        50,004,332
--------------------------------------------------------------------------------
Wells Fargo Bank NA,
2.25%, 6/5/08                                     50,000,000        50,000,000
                                                               -----------------
                                                                   300,005,987

--------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--18.0%
Banco Santander,
New York:
2.72%, 9/12/08                                    50,000,000        50,000,000
2.73%, 9/18/08                                    60,000,000        60,035,791
2.80%, 10/7/08                                    50,000,000        50,000,000
2.88%, 9/4/08                                     36,000,000        36,049,550
3.04%, 10/21/08                                   50,000,000        50,000,000
--------------------------------------------------------------------------------
Bank of Scotland plc,
New York:
2.65%, 9/3/08                                     20,000,000        20,000,000
2.94%, 6/16/08                                    50,000,000        50,000,000
3.07%, 6/3/08                                    100,000,000       100,000,000
--------------------------------------------------------------------------------
Barclays Bank plc,
New York:
2.65%, 6/20/08                                   150,000,000       150,000,000
2.70%, 8/27/08                                    50,000,000        50,000,000
2.81%, 7/2/08                                     50,000,000        50,000,000
--------------------------------------------------------------------------------
Fortis Bank SA/NV,
New York:
2.70%, 6/23/08                                   100,000,000       100,000,000
2.75%, 6/30/08                                   100,000,000       100,000,000
2.78%, 7/1/08                                     50,000,000        50,000,000
2.80%, 7/2/08                                     30,000,000        30,000,000
--------------------------------------------------------------------------------
Governor & Co. of
the Bank of Ireland,
Stamford, CT,
2.80%, 7/11/08                                    40,000,000        40,000,221
--------------------------------------------------------------------------------
Rabobank
Nederland NV,
New York,
2.56%, 9/11/08                                    75,000,000        75,000,000
--------------------------------------------------------------------------------
Skandinaviska
Enskilda Banken,
New York,
2.92%, 7/22/08                                    50,000,000        50,000,000
--------------------------------------------------------------------------------
Toronto Dominion
Bank,
New York,
2.72%, 9/5/08                                     50,000,000        50,000,000
                                                               -----------------
                                                                 1,161,085,562

Total Certificates of Deposit
(Cost $ 1,461,091,549)                                           1,461,091,549

--------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS--25.2%
--------------------------------------------------------------------------------

Anglo Irish Bank
Corp. plc, 2.42%,
6/9/08 1                                          30,315,000        30,298,697
--------------------------------------------------------------------------------
Bank of Scotland plc:
2.65%, 8/5/08                                     30,000,000        29,856,458
2.65%, 8/15/08                                    30,000,000        29,834,375
2.94%, 6/5/08                                     80,000,000        79,973,867
--------------------------------------------------------------------------------
Capital One
Funding Corp.,
Series 1996E,
2.90%, 6/2/08 2                                    7,857,000         7,857,000
--------------------------------------------------------------------------------
Dexia Delaware LLC:
2.62%, 8/7/08                                     50,000,000        49,756,194
2.69%, 6/26/08                                   150,000,000       149,719,792
--------------------------------------------------------------------------------
DnB NOR Bank ASA:
2.74%, 7/9/08                                     50,000,000        49,855,389
2.75%, 7/8/08                                    100,000,000        99,717,361
2.77%, 7/1/08 1                                   50,000,000        49,884,583
2.80%, 11/3/08                                    24,000,000        23,710,667
2.95%, 7/18/08 1                                 100,000,000        99,614,861
--------------------------------------------------------------------------------
Governor & Co.
of the Bank of Ireland:
2.75%, 7/3/08 1                                   23,500,000        23,442,556
2.75%, 7/7/08 1                                   51,600,000        51,458,100
2.76%, 7/8/08 1                                  101,300,000       101,012,646
--------------------------------------------------------------------------------
Intesa Funding LLC:
2.21%, 6/2/08                                     50,000,000        49,996,931
2.40%, 6/20/08                                    27,275,000        27,240,452
--------------------------------------------------------------------------------
Nordea North
America, Inc.,
2.35%, 6/5/08                                     21,150,000        21,144,595

                      25 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL
                                                      AMOUNT             VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS Continued
--------------------------------------------------------------------------------

Royal Bank of
Scotland plc,
2.868%, 7/21/08 2,3                          $    49,000,000   $    49,005,219
--------------------------------------------------------------------------------
Santander Central
Hispano Finance
(Delaware), Inc.,
2.32%, 9/17/08                                    75,000,000        74,431,500
--------------------------------------------------------------------------------
Skandinaviska
Enskilda Banken AB,
2.47%, 6/10/08 1                                  50,000,000        49,969,125
--------------------------------------------------------------------------------
Societe Generale
North America, Inc.,
2.60%, 6/6/08                                     22,704,000        22,695,801
--------------------------------------------------------------------------------
Stadshypotek
Delaware, Inc.,
2.60%, 8/12/08 1                                  52,100,000        51,829,080
--------------------------------------------------------------------------------
Suntrust Bank,
Grand Cayman,
1.75%, 6/2/08                                     68,000,000        68,000,000
--------------------------------------------------------------------------------
Svenska
Handelsbanken NY,
2.65%, 7/7/08                                      4,450,000         4,438,208
--------------------------------------------------------------------------------
Swedbank AB,
2.80%, 6/4/08                                     29,500,000        29,493,117
--------------------------------------------------------------------------------
Swedbank
Mortgage AB:
2.65%, 6/17/08                                    72,000,000        71,903,680
3.01%, 6/19/08                                   128,000,000       127,807,360
3.01%, 6/23/08                                    50,000,000        49,908,028
--------------------------------------------------------------------------------
Toronto Dominion
Holdings (USA), Inc.,
2.925%, 6/20/08 1                                 50,000,000        49,922,813
                                                               -----------------

Total Direct Bank Obligations
(Cost $ 1,623,778,455)                                           1,623,778,455

--------------------------------------------------------------------------------
SHORT-TERM NOTES--47.6%
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--23.1%
Barton Capital Corp.,
2.40%, 6/2/08 1                                   50,000,000        49,996,667
--------------------------------------------------------------------------------
FCAR Owner Trust II:
2.50%, 6/2/08                                     70,000,000        69,995,139
2.89%, 6/18/08                                   100,000,000        99,863,528
--------------------------------------------------------------------------------
Gemini Securitization Corp.:
2.65%, 6/17/08 1                                  50,000,000        49,941,111
2.85%, 7/1/08 1                                  100,000,000        99,762,500
2.95%, 7/28/08 1                                  50,000,000        49,766,458
--------------------------------------------------------------------------------
Gotham Funding
Corp., 2.47%,
6/23/08 1                                         50,000,000        49,912,917
--------------------------------------------------------------------------------
Legacy Capital LLC:
2.90%, 8/15/08                                    75,000,000        74,546,875
2.95%, 7/7/08                                     50,000,000        49,852,500
3%, 7/23/08                                       20,000,000        19,913,333
3%, 7/24/08                                       50,000,000        49,779,167
3%, 7/25/08                                       50,000,000        49,775,000
3.30%, 6/4/08                                     17,000,000        16,995,325
3.325%, 6/12/08                                   50,000,000        49,949,201
--------------------------------------------------------------------------------
Lexington Parker
Capital Co. LLC:
3.20%, 7/24/08 1                                  32,600,000        32,446,418
3.325%, 6/5/08 1                                  50,000,000        49,981,528
3.325%, 6/6/08 1                                  90,000,000        89,958,438
3.35%, 6/13/08 1                                 100,000,000        99,888,667
3.35%, 6/20/08 1                                  50,000,000        49,911,597
--------------------------------------------------------------------------------
New Center Asset Trust:
2.47%, 6/2/08                                     32,616,000        32,613,762
3.25%, 6/20/08                                    75,000,000        74,871,354
--------------------------------------------------------------------------------
Perry Global
Funding LLC,
Series A, 2.85%,
6/2/08 1                                         194,106,000       194,089,285
--------------------------------------------------------------------------------
Victory Receivables Corp.:
2.75%, 6/19/08 1                                  50,000,000        49,931,250
2.80%, 6/23/08 1                                  40,000,000        39,931,556
                                                               -----------------
                                                                 1,493,673,576

--------------------------------------------------------------------------------
CAPITAL MARKETS--5.1%
Citigroup Funding, Inc.:
2.685%, 8/13/08 2                                100,000,000       100,000,000
2.98%, 7/22/08                                    30,000,000        29,873,350
3%, 7/18/08                                      100,000,000        99,608,333
3.02%, 7/21/08                                   100,000,000        99,580,556
                                                               -----------------
                                                                   329,062,239

                      26 | OPPENHEIMER ABSOLUTE RETURN FUND

                                                   PRINCIPAL
                                                      AMOUNT             VALUE
--------------------------------------------------------------------------------
COMMERCIAL FINANCE--0.3%
Madison Hotel
Investors I LLC,
Series 2005A, 2.53%,
6/2/08 2                                     $    20,300,000   $    20,300,000
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.3%
Foxworth-Galbraith
Lumber Co., 2.90%,
6/2/08 2                                          17,920,000        17,920,000
--------------------------------------------------------------------------------
CONSUMER FINANCE--0.5%
American Express
Credit Corp., 2.80%,
6/5/08                                            30,000,000        29,990,667
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.3%
Massachusetts
Development
Finance Agency
Solid Waste Disposal
Revenue Bonds,
Newark Group
Project, Series 2001,
2.45%, 6/1/08 2                                   16,370,000        16,370,000
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.8%
General Electric
Capital Services,
3.20%, 7/21/08                                    50,000,000        49,777,778
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.2%
Mississippi Business
Finance Corp.
Revenue Bonds,
Signal International
LLC Project,
6/2/08 2                                          12,800,000        12,800,000
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Bronson Lifestyle
Improvement &
Research Center Co.,
Series A, 2.78%,
6/2/08 2                                          16,425,000        16,425,000
--------------------------------------------------------------------------------
OK University
Hospitals Trust
Revenue Bonds,
Series B, 2.45%,
6/1/08 2                                           3,000,000         3,000,000
--------------------------------------------------------------------------------
Premier Senior
Living LLC,
Series 2007 A-H,
2.42%, 6/2/08 2                                   23,250,000        23,250,000
                                                               -----------------
                                                                    42,675,000

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.1%
BRCH Corp., Series
1999, 2.45%, 6/2/08 2                              8,000,000         8,000,000
--------------------------------------------------------------------------------
INSURANCE--3.1%
ING America
Insurance Holdings, Inc.:
2.55%, 6/19/08                                    25,000,000        24,968,750
2.75%, 6/23/08                                    50,000,000        49,920,556
--------------------------------------------------------------------------------
Jackson National Life
Global Funding,
Series 2008-1,
3.016%, 2/10/09 2,3                               50,000,000        50,000,000
--------------------------------------------------------------------------------
Security Life of
Denver, 2.898%,
6/6/08 4                                          73,000,000        73,000,000
                                                               -----------------
                                                                   197,889,306

--------------------------------------------------------------------------------
LEASING & FACTORING--2.7%
American Honda
Finance Corp.:
2.784%, 8/6/08 2,3                               100,000,000       100,000,000
2.796%, 7/11/08 2,3                               10,000,000        10,001,142
2.98%, 5/5/09 2,3                                 50,000,000        50,000,000
--------------------------------------------------------------------------------
MRN Ltd.
Partnership, MRN
Ltd. Partnership
Project, Series 2001,
2.81%, 6/2/08 2                                    9,200,000         9,200,000
--------------------------------------------------------------------------------
South Elgin Leasing,
Inc., 2.90%, 6/2/08 2                              7,090,000         7,090,000
                                                               -----------------
                                                                   176,291,142

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Bloomingdale Life
Time Fitness LLC,
Series 2000, 2.90%,
6/2/08 2                                           7,350,000         7,350,000

                      27 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL
                                                      AMOUNT             VALUE
--------------------------------------------------------------------------------
METALS & MINING--0.1%
Warren Cnty., KY
Industrial Building
Revenue Bonds,
Series B2, 2.45%,
6/1/08 2                                     $     7,300,000   $     7,300,000
--------------------------------------------------------------------------------
MUNICIPAL--2.4%
Denver City & Cnty.,
CO School District,
Series 2008A, 2.58%,
6/15/08 2                                         35,000,000        35,000,000
--------------------------------------------------------------------------------
Gwinnett
Instructional SC LLC,
Gwinnett County
Public School
Project, Series 2005,
2.48%, 6/5/08 2                                   20,000,000        20,000,000
--------------------------------------------------------------------------------
Las Vegas, NV
Economic
Development
Revenue Bonds,
Keep Memory Alive
Project, Series 2007B,
2.411%, 6/2/08 2                                   4,400,000         4,400,000
--------------------------------------------------------------------------------
Liberty Cnty., GA
Industrial Improvement
Revenue Bonds,
Hugo Boss USA, Inc.
Project, Series 2002,
2.52%, 6/2/08 2                                    3,900,000         3,900,000
--------------------------------------------------------------------------------
Madison, WI
Community
Development
Authority, Overture
Development Corp.,
Series 2001, 2.90%,
6/2/08 2                                          59,000,000        59,000,000
--------------------------------------------------------------------------------
Pinnacle Ridge Apts.
Ltd. Partnership,
Series 2006, 2.48%,
6/5/08 2                                          15,725,000        15,725,000
--------------------------------------------------------------------------------
Private Colleges &
Universities
Authority Revenue
Bonds, Mercer
University Project,
Series 2006B, 2.46%,
6/2/08 2                                           7,760,000         7,760,000
--------------------------------------------------------------------------------
Richmond, VA
Redevelopment &
Housing Authority
Revenue Refunding
Bonds, Old
Manchester Project,
Series B, 2.79%,
6/1/08 2                                           1,810,000         1,810,000
--------------------------------------------------------------------------------
Roanoke, NC Music
& Entertainment
District Special
Revenue Bonds,
Series 2007, 2.45%,
6/2/08 2                                          10,000,000        10,000,000
                                                               -----------------
                                                                   157,595,000

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--3.7%
Reckitt Benckiser
Treasury Services plc:
2.75%, 8/6/08 1                                   50,000,000        49,747,917
3%, 7/21/08 1                                     90,000,000        89,625,000
3%, 7/23/08 1                                    100,000,000        99,566,667
                                                               -----------------
                                                                   238,939,584

--------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL--4.1%
LINKS Finance LLC:
2.656%, 8/15/08 2,4                               50,000,000        49,996,959
2.764%, 8/6/08 2,4                                50,000,000        49,998,219
--------------------------------------------------------------------------------
Parkland (USA) LLC,
2.689%, 7/16/08 2,4                               50,000,000        49,999,397
--------------------------------------------------------------------------------
Ticonderoga Funding LLC:
2.37%, 6/18/08                                    43,000,000        42,951,876
2.50%, 6/2/08                                     71,658,000        71,653,019
                                                               -----------------
                                                                   264,599,470
                                                               -----------------

Total Short-Term Notes
(Cost $3,070,533,762)                                            3,070,533,762

                      28 | OPPENHEIMER ABSOLUTE RETURN FUND

                                  SHARES              VALUE
-------------------------------------------------------------
-------------------------------------------------------------
INVESTMENT COMPANY--4.7%
-------------------------------------------------------------

Dreyfus Institutional
Preferred Money
Market Fund
(Cost $ 300,725,089)         300,725,089   $    300,725,089

-------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $ 6,456,128,855)             100.1%     6,456,128,855
-------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                     (0.1)        (4,755,634)
                             --------------------------------
NET ASSETS                         100.0%  $  6,451,373,221
                             ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

SHORT-TERM NOTES AND DIRECT BANK OBLIGATIONS ARE GENERALLY TRADED ON A DISCOUNT BASIS; THE INTEREST RATE SHOWN IS THE DISCOUNT RATE RECEIVED BY THE FUND AT THE TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR INTEREST AT THE RATES SHOWN.

1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $1,651,890,437, or 25.61% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $259,006,361 or 4.01% of the Fund's net assets as of May 31, 2008.

4. Illiquid security. The aggregate value of illiquid securities as of May 31, 2008 was $222,994,575, which represents 3.46% of the Fund's net assets. See Note 4 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      29 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
STATEMENT OF ASSETS AND LIABILITIES May 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------

Investments, at value (cost $6,456,128,855) --
see accompanying statement of investments                   $    6,456,128,855
--------------------------------------------------------------------------------
Cash                                                                   797,008
--------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                              10,420,095
Shares of beneficial interest sold                                      18,666
Due from Manager                                                         1,855
Other                                                                   63,771
                                                            --------------------
Total assets                                                     6,467,430,250

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------

Payables and other liabilities:
Dividends                                                           15,528,848
Trustees' compensation                                                 311,888
Transfer and shareholder servicing agent fees                           21,809
Shareholder communications                                              11,341
Distribution and service plan fees                                         211
Other                                                                  182,932
                                                            --------------------
Total liabilities                                                   16,057,029

--------------------------------------------------------------------------------
NET ASSETS                                                  $    6,451,373,221
                                                            ====================

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------

Par value of shares of beneficial interest                  $        6,451,235
--------------------------------------------------------------------------------
Additional paid-in capital                                       6,444,783,773
--------------------------------------------------------------------------------
Accumulated net investment loss                                        (20,169)
--------------------------------------------------------------------------------
Accumulated net realized gain on investments                           158,382
                                                            --------------------
NET ASSETS                                                  $    6,451,373,221
                                                            ====================

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Class E Shares:
Net asset value and redemption price per share (based
on net assets of $5,697,092,312 and 5,696,961,438
shares of beneficial interest outstanding)                  $             1.00
--------------------------------------------------------------------------------
Class L Shares:
Net asset value and redemption price per share (based
on net assets of $753,342,431 and 753,334,657 shares
of beneficial interest outstanding)                         $             1.00
--------------------------------------------------------------------------------
Class P Shares:
Net asset value and redemption price per share (based
on net assets of $938,478 and 938,913 shares of
beneficial interest)                                        $             1.00
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      30 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
STATEMENT OF OPERATIONS For the Year Ended May 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------

Interest                                                     $     268,079,116
--------------------------------------------------------------------------------
Dividends                                                            4,450,685
                                                             -------------------
Total investment income                                            272,529,801

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------

Management fees                                                      5,908,340
--------------------------------------------------------------------------------
Distribution and service plan fees--Class P                                211
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class E                                                                 10,000
Class L                                                                 10,000
Class P                                                                 10,000
--------------------------------------------------------------------------------
Shareholder communications:
Class E                                                                  8,163
Class L                                                                  4,650
Class P                                                                    284
--------------------------------------------------------------------------------
Trustees' compensation                                                 205,920
--------------------------------------------------------------------------------
Custodian fees and expenses                                             36,003
--------------------------------------------------------------------------------
Other                                                                  302,360
                                                             -------------------
Total expenses                                                       6,495,931
Less waivers and reimbursements of expenses                            (10,046)
                                                             -------------------
Net expenses                                                         6,485,885

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                              266,043,916

--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS                                       244,737

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $     266,288,653
                                                             ===================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      31 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED MAY 31,                                    2008              2007 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------

Net investment income                      $   266,043,916    $   125,717,759
--------------------------------------------------------------------------------
Net realized gain (loss)                           244,737             (6,875)
                                           -------------------------------------
Net increase in net assets
resulting from operations                      266,288,653        125,710,884

--------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS
TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dividends from net investment income:
Class E                                       (248,672,603)      (125,721,867)
Class L                                        (17,445,181)            (1,625)
Class P                                            (20,034)               (14)
                                           -------------------------------------
                                              (266,137,818)      (125,723,506)

--------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------

Net increase in net assets resulting from
beneficial interest transactions:
Class E                                      1,733,750,762      3,963,110,676
Class L                                        752,833,041            500,616
Class P                                            928,913             10,000
                                           -------------------------------------
                                             2,487,512,716      3,963,621,292

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------

Total increase                               2,487,663,551      3,963,608,670
--------------------------------------------------------------------------------
Beginning of period                          3,963,709,670            101,000 2
                                           -------------------------------------

End of period (including accumulated
net investment loss of $20,169 and
$5,747, respectively)                      $ 6,451,373,221    $ 3,963,709,670
                                           =====================================

1. For the period from October 3, 2006 (commencement of operations) to May 31, 2007.

2. Reflects the value of the Manager's initial seed money investment on August 2, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       32 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS E YEAR ENDED MAY 31,                              2008            2007 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------

Net asset value, beginning of period            $       1.00      $      1.00
--------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain 2                .05              .03
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.05)            (.03)
--------------------------------------------------------------------------------

Net asset value, end of period                  $       1.00      $      1.00
                                                ================================

--------------------------------------------------------------------------------
TOTAL RETURN 3                                          4.69%            3.52%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

Net assets, end of period (in thousands)       $   5,697,092      $ 3,963,198
--------------------------------------------------------------------------------
Average net assets (in thousands)              $   5,462,546      $ 3,623,302
--------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                   4.55%            5.25%
Total expenses                                          0.11%            0.11%

1. For the period from October 3, 2006 (commencement of operations) to May 31, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      33 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS L YEAR ENDED MAY 31,                                 2008         2007 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------

Net asset value, beginning of period               $       1.00    $     1.00
--------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain 2                   .05           .04
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.05)         (.04)
--------------------------------------------------------------------------------

Net asset value, end of period                     $       1.00    $     1.00
                                                   =============================

--------------------------------------------------------------------------------
TOTAL RETURN 3                                             4.69%         3.61%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

Net assets, end of period (in thousands)           $    753,342    $      502
--------------------------------------------------------------------------------
Average net assets (in thousands)                  $    443,323    $       68
--------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                      3.93%         3.62%
Total expenses                                             0.12%         0.08%

1. For the period from October 3, 2006 (commencement of operations) to May 31, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      34 | OPPENHEIMER ABSOLUTE RETURN FUND

CLASS P YEAR ENDED MAY 31,                                 2008          2007 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------

Net asset value, beginning of period                  $    1.00   $     1.00
--------------------------------------------------------------------------------
Income from investment operations --
net investment income and net realized gain 2               .05           -- 3
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.05)          -- 3
--------------------------------------------------------------------------------

Net asset value, end of period                        $    1.00   $     1.00
                                                      ==========================

--------------------------------------------------------------------------------
TOTAL RETURN 4                                             4.68%        0.15%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

Net assets, end of period (in thousands)              $     939   $       10
--------------------------------------------------------------------------------
Average net assets (in thousands)                     $     517   $       10
--------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                      3.78%        4.79%
Total expenses                                             2.14%        0.10%

Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                         0.20%        0.10%

1. For the period from May 21, 2007 (inception of offering) to May 31, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      35 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Institutional Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and stability of principal. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

      The Fund offers Class E, Class L and Class P shares. All classes of shares are sold at net asset value per share without any initial sales charge. Class E shares are only offered to other Oppenheimer Funds, the Manager and their affiliates. Class L shares are offered directly to institutional investors. Class P shares may only be sold through an investment professional. Brokers or other investment professionals that offer Class P shares may impose charges on those accounts. As of May 31, 2008, the Manager owned approximately 54% of the Fund's Class P shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund's Board of Trustees.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

                       36 | OPPENHEIMER ABSOLUTE RETURN FUND

              UNDISTRIBUTED            UNDISTRIBUTED            ACCUMULATED
              NET INVESTMENT               LONG-TERM                   LOSS
              INCOME                           GAINS       CARRYFORWARD 1,2
              -------------------------------------------------------------
              $ 430,297                         $ --                   $ --

1. During the fiscal year ended May 31, 2008, the Fund did not utilize any capital loss carryforwards.

2. During the fiscal year ended May 31, 2007, the Fund did not utilize any capital loss carryforwards.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

                                            REDUCTION TO
              REDUCTION TO               ACCUMULATED NET
              ACCUMULATED NET           REALIZED GAIN ON
              INVESTMENT LOSS                INVESTMENTS
              ------------------------------------------
              $ 79,480                          $ 79,480

The tax character of distributions paid during the year ended May 31, 2008 and for the period ended May 31, 2007 was as follows:

                                              YEAR ENDED         PERIOD ENDED
                                            MAY 31, 2008         MAY 31, 2007
              ---------------------------------------------------------------
              Distributions paid from:
              Ordinary income              $ 266,137,818       $  125,723,506

------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended May 31, 2008, the Fund's projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

              Projected Benefit Obligations Increased     $  101,451
              Payments Made to Retired Trustees               30,645
              Accumulated Liability as of May 31, 2008       241,405

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the

                  37 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                     38 | OPPENHEIMER ABSOLUTE RETURN FUND

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           YEAR ENDED MAY 31, 2008         PERIOD ENDED MAY 31, 2007 1,2
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
CLASS E
Sold                            52,370,394,439   $  52,370,394,439    29,429,248,572   $  29,429,248,572
Dividends and/or
distributions reinvested            27,054,601          27,054,601         8,258,245           8,258,245
Redeemed                       (50,663,698,278)    (50,663,698,278)  (25,474,396,141)    (25,474,396,141)
                               ---------------------------------------------------------------------------
Net increase                     1,733,750,762   $   1,733,750,762     3,963,110,676   $   3,963,110,676
                               ===========================================================================

----------------------------------------------------------------------------------------------------------
CLASS L
Sold                             7,423,498,426   $   7,423,498,426           499,000   $         499,000
Dividends and/or
distributions reinvested            15,204,958          15,204,958             1,616               1,616
Redeemed                        (6,685,870,343)     (6,685,870,343)               --                  --
                               ---------------------------------------------------------------------------
Net increase                       752,833,041   $     752,833,041           500,616   $         500,616
                               ===========================================================================

----------------------------------------------------------------------------------------------------------
CLASS P
Sold                                 1,635,907   $       1,635,907            10,000   $          10,000
Dividends and/or
distributions reinvested                17,517              17,517                --                  --
Redeemed                              (724,511)           (724,511)               --                  --
                               ---------------------------------------------------------------------------
Net increase                           928,913   $         928,913            10,000   $          10,000
                               ===========================================================================

1. For the period from October 3, 2006 (commencement of operations) to May 31, 2007 for Class E shares and Class L shares and for the period from May 21, 2007 (inception of offering) to May 31, 2007 for Class P shares.

2. The Fund sold 100,000 Class E shares at a value of $100,000 and 1,000 Class L shares at a value of $1,000 to the Manager upon seeding of the Fund on August 2, 2006.

--------------------------------------------------------------------------------
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.10%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an annual fee of $10,000 for each class of shares.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS P SHARES. The Fund has adopted a Service Plan (the "Plan") for Class P shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class P shares. Reimbursement is made periodically at an

                      39 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

annual rate of up to 0.25% of the average annual net assets of Class P shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class P shares. Any unreimbursed expenses the Distributor incurs with respect to Class P shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended, OFS waived $8,191 for Class P. This undertaking may be amended or withdrawn at any time.

      Effective October 9, 2007, the Distributor has voluntarily undertaken to waive the fees payable under the Service Plan for Class P shares so that those fees are 0.05% of the average net assets for Class P shares of the Fund. That undertaking may be amended or withdrawn at any time.

      The Manager has agreed to waive its management fees and/or reimburse expenses such that "Expenses after waivers, payments and/or reimbursements and reduction to custodian expenses" will not exceed 0.15% for Class E and Class L shares and 0.20% for Class P shares. During the year ended May 31, 2008, the Manager waived $1,855 for Class P. These undertakings are voluntary and may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
4. ILLIQUID SECURITIES

As of May 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of May 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                      40 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER INSTITUTIONAL MONEY MARKET
FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Institutional Money Market Fund, including the statement of investments, as of May 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from October 3, 2006 (commencement of operations) to May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Institutional Money Market Fund as of May 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period from October 3, 2006 (commencement of operations) to May 31, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
July 16, 2008

                      41 | OPPENHEIMER ABSOLUTE RETURN FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $33,400 in fiscal 2008 and $27,000 in fiscal 2007.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $201,236 in fiscal 2008 and $55,000 in fiscal 2007 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $201,236 in fiscal 2008 and $55,0000 in fiscal 2007 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

      Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      - a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      - the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11.  CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2)   Exhibits attached hereto.

      (3)   Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Absolute Return Fund

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer
Date: 07/08/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer
Date: 07/08/2008

By:   /s/ Brian W. Wixted
      ---------------------------
      Brian W. Wixted
      Principal Financial Officer
Date: 07/08/2008